Exhibit 10.47
Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
Addendum to INTRODUCING BROKER AGREEMENT
Between GAIN Capital Group, LLC and TradeStation Securities, Inc.
Dated April 20, 2005
This Addendum to the Introducing Broker Agreement (“Agreement”) is entered into this 1st day of October 2007 and made effective as of the 27th day of June 2007 (the “Effective Date”), by and between GAIN Capital Group, LLC, a limited liability company formed under the laws of the State of Delaware (“GAIN”) and TradeStation Securities, Inc., a company incorporated in the State of Florida (“TradeStation”).
     WHEREAS, GAIN and TradeStation are parties to an Introducing Broker Agreement dated as of April 20, 2005 (the “Agreement”);
     WHEREAS, the parties desire to amend the Agreement;
     WHEREAS, pursuant to and as contemplated by the Agreement, (and described therein as the “Compatibility”), TradeStation and GAIN are now prepared to offer Customers, who have been introduced or are going to be introduced to GAIN by TradeStation, a forex trading platform that enables seamless order execution of forex deals with GAIN from the TradeStation Order Bar, Market Depth Window or Matrix or through the use of certain macros or automation functions offered by the TradeStation Platform (the “Integrated Offering”);
     WHEREAS, the parties hereby agree Customers who trade *** will become part of the ***; and
     WHEREAS, as part of ***, GAIN has agreed to make available to Customers the ***.
     NOW, THEREFORE, in consideration of the foregoing, and in reliance on the mutual agreements contained herein, the parties agree the Agreement is hereby amended as follows:
1.	The parties represent and warrant to one another that the statements are true, accurate and complete in all material respects, and now constitute part of the Agreement.

2.	GAIN represents and warrants it is making available the Inside Spreads for the Integrated Offering, and TradeStation confirms that it has agreed it will receive no share in the Inside Spreads as a fee for introducing Customers to GAIN.

3.	The parties confirm and ratify Tradestation’s fee of $17.00 per 100,000 deal lot per the Agreement (as previously amended) for the Traditional Retail Offering. The parties further confirm and agree that Customers trading ***.

4.	Notwithstanding anything in the Agreement to the contrary, GAIN shall, as between GAIN and TradeStation, have no indemnity obligation or other liability to TradeStation under Section 11 of the Agreement to the extent any liability to Customers is deemed to have arisen and occurred due to design errors or bugs in the TradeStation trading platform application relating to the placement of forex deal orders from the TradeStation Order Bar, Market Depth Window or Matrix, or design errors or bugs in certain TradeStation macros or automation features.

The foregoing sentence amends or modifies the provisions of Section 4 and Section 5 of the Agreement only to the extent regarding the subject matter the sentence addresses herein. Those provisions of Section 4 and 5 relating to subject matter(s) not addressed in this amendment shall remain unaffected and of full force and effect.
5.	The expiration of the term of the Agreement shall now be December 31, 2009. Should TradeStation elect termination pursuant to Section 14.1 after August 31, 2007 and before December 1, 2009, TradeStation agrees to a termination fee in the amount of ***.

6.	Except as expressly amended hereby, the Agreement has not been modified and is of full force and effect. Capitalized tenns used herein, which are not herein defined, shall have the respective meanings ascribed to them in the Agreement.
IN WITNESS WHEREOF, the parties have executed this Addendum by their duly authorized representatives on the date first written above.

TradeStation Securities, Inc.		GAIN Capital Group, LLC

By:	/s/ Marc Stone	By:	/s/ Christopher Calhoun

Print Name: Marc J. Stone		Print Name: Christopher W. Calhoun
Title: VP & General Counsel		Title: COO
Date: 3/12/08		Date: 3/3/08

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